UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(a) of the Securities Exchange Act of 1934

Date of Report:  September 30, 2004

TABATHA IV, INC.
(Exact name of registrant as specified in Charter)

Colorado	0-31765	84-1536520
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1926 S. Oswego Way Aurora, CO		80014
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number: (303) 752-4637

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant

On or about September 30, 2004, the Company advised Comiskey & Co., 789 Sherman Street, Suite 440, Denver, Colorado, that it had been dismissed and would not be appointed as the Company’s auditors for the fiscal year ending June 30, 2005.

The reports of Comiskey & Co., for the four fiscal years ending June 30, 2000, 2001, 2002, 2003 and 2004, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended June 30, 2000, 2001, 2002, 2003 and 2004, and from July 1, 2004 to the date of this Report, there were no disagreements with Comiskey & Co. on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K, during the Company's fiscal years ended June 30, 2000, 2001, 2002, 2003 and 2004, and from July 1, 2004 to the date of this Report.

On September 30, 2004, the Board of Directors appointed the firm of Child, Sullivan & Company, (“Child Sullivan”) 1284 W.  Flint Meadow Dr., Suite D, Kaysville, Utah 84037 as independent auditors of the Company beginning with the period ending September 30, 2004.   Prior to the engagement of Child Sullivan, neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Company’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.

The decision to change accountants was recommended and approved by the Company’s Board of Directors.

On October 1, 2004, the Company provided a draft copy of this report on Form 8K to Comiskey & Co., requesting their comments on the information contained herein. The responsive letter from Comiskey & Co. is herewith filed as an exhibit.

Item 9.01

Financial Statements and Exhibits

(c)

 Exhibits

16.1 - Responsive Letter from Comiskey & Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABATHA IV, INC.

By: /S/

JOHN BALLARD

John Ballard, President and Chief Financial Officer

Date: October 1, 2004

Exhibit 16.1

COMISKEY & COMPANY

789 Sherman Street, Suite 440

Denver CO 80203

Phone: (303)-830-2255

Fax: (303)-830-0876

October 1, 2004

Office of the Chief Accountant

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C.

USA 20549

Dear Sir and/or Madam:

We have read the statements that we understand Tabatha IV, Inc. will include under Item 4 of the Form 8-K it will file regarding the recent change of auditors.  We agree with such statements made regarding our firm.  We have no basis to agree or disagree with the other statements made under Item 4.

Yours truly,

/s/ Comiskey & Company

COMISKEY & COMPANY

Professional Corporation

cc:  Tabatha IV, Inc.

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